Wayne
      Hummer
      Money
      Fund
      Trust

Photo of: David P. Poitras
                                     Annual
                              Financial Statements



                                     Audited
                                 March 31, 1999
Dear Fellow Shareholder:

We are pleased to present the annual financial statements of the Wayne Hummer Money Fund Trust (the "Fund") for the year ended March 31, 1999. Net assets under management at the end of the year totaled $350,973,457, an increase of 17% from one year ago. Since its inception, the Fund has continued to meet its objectives of liquidity and stability, which are the most important considerations of short-term investing.

The seven-day-average yield on the Fund's portfolio for the period ended March 31, 1999, was 4.22%; if dividends were reinvested the effective yield was 4.30%. Since these figures represent historical data, future yields may be higher or lower.

Since the Fund's objective is preservation of capital and maintenance of liquidity, we do not purchase investments that we perceive to be risky or potentially volatile. The Fund invests in high-quality, short-term securities, takes no currency risks and does not enter into speculative derivative transactions. We also pay close attention to the maturity structure, credit quality, diversification, and market price exposure of the Fund's portfolio.

As you know, the Fund provides a vehicle for earning a yield on investments which reflects changes in current rates. Additionally, the Fund offers convenient services such as automatic monthly purchases and check writing privileges. You can make investing easy by having your social security checks sent directly to the Fund, or you can have money deducted directly from your checking account, savings or payroll check. Your Wayne Hummer Investment Executive will be happy to assist you and answer any questions.

We appreciate your continued support of the Fund and ask that you call or write us if you have any questions about the Fund or your account.

Sincerely,


/s/ David P. Poitras

David P. Poitras
President
Wayne Hummer Money Fund Trust


An investment in the Fund is not a deposit or obligation of or guaranteed or insured by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, or any other agency. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

                                  FUND OVERVIEW
Established in 1982, the primary objective of the Wayne Hummer Money Fund Trust (the "Fund") is to maximize current income while preserving capital and maintaining liquidity. The Fund is an excellent vehicle for short-term cash management and for investors who need stability of principal. The Fund seeks to maintain a stable $1.00 net asset value per share at all times, although there is no guarantee that we will be able to do so.

See the prospectus for more information about the Fund's investment strategy and risks.

                       SERVICES AVAILABLE TO SHAREHOLDERS
Social Security Direct Deposit Plan
Instead of receiving a monthly check or sending it to your bank, you may use the Wayne Hummer Money Fund Trust to directly deposit your social security benefits. You can easily access the money you need, while the rest continues to earn dividends. Contact your Wayne Hummer Investment Executive for complete details.

Payroll Direct Deposit Plan
You may authorize your employer to deduct a specified amount from your payroll check to purchase additional shares of the Fund. Complete details are available from the Fund or your Wayne Hummer Investment Executive.

Systematic Investment Plan
What better way to start early and save regularly than with a Systematic Investment Plan. You may have subsequent purchases invested automatically each month. Your bank can send money from your bank account to the Fund. Request an application with full details from your Investment Executive or call the Fund directly.

IRA or Retirement Plans
Shares of the Wayne Hummer Money Fund Trust are a suitable addition to your IRA or pension plan. Contact your Wayne Hummer Investment Executive for complete details on the expanded options available for retirement planning, including the Roth IRA.

Checkwriting Privileges
After completing a request for checkwriting privileges, you may write checks in any amount from $500 to $250,000. Your full investment in the Trust will continue to earn dividends until your check is presented to our bank for collection. A checkwriting authorization card will be sent to you upon request.

Internet Address: www.whummer.com
Those who enjoy using the computer to access information will find information about the Wayne Hummer Family of Funds and the prospectus on our website. Other services available through Wayne Hummer Investments LLC are also on-line.

                       STATEMENT OF ASSETS AND LIABILITIES

                                                                  March 31, 1999
                                                                  --------------
Assets
Investments, at amortized cost .............................        $349,914,520
Cash .......................................................             149,991
Interest  receivable .......................................           1,469,649
Prepaid expenses ...........................................              52,373
Insurance deposit ..........................................              18,775
                                                                    ------------
          Total assets .....................................         351,605,308

Liabilities and Net Assets
Dividends payable ..........................................             404,139
Due to Wayne Hummer Management Company .....................             150,110
Accounts payable ...........................................              77,602
                                                                    ------------
          Total liabilities ................................             631,851
                                                                    ------------
Net assets applicable to Shares
  outstanding, equivalent to $1.00 per Share ...............        $350,973,457
                                                                    ============


                             STATEMENT OF OPERATIONS

                                                                      Year ended
                                                                  March 31, 1999
                                                                  --------------
Interest income ...........................................          $17,146,469

Expenses:
  Management fee ..........................................            1,587,540
  Transfer agent fees .....................................              170,534
  Shareholder service agent fees ..........................              144,044
  Professional fees .......................................               69,598
  Registration costs ......................................               68,061
  Custodian fees ..........................................               60,700
  Printing costs ..........................................               51,978
  Portfolio accounting fees ...............................               25,202
  Trustee fees ............................................               24,800
  Insurance costs .........................................               21,900
  Other ...................................................               13,200
                                                                     -----------
          Total expenses ..................................            2,237,557
                                                                     -----------
Net increase in net assets resulting
from operations ...........................................          $14,908,912
                                                                     ===========

                       STATEMENT OF CHANGES IN NET ASSETS
                                                                                                         Year ended March 31,
                                                                                                          1999                 1998
                                                                                                 -------------        -------------
Operations:
  Net investment income ..................................................................       $  14,908,912        $  12,995,201
Dividends to Shareholders from net investment income .....................................         (14,908,912)         (12,995,201)
Capital Share transactions (dollar amounts and number of Shares are the same):
  Proceeds from Shares sold ..............................................................         823,747,509          718,943,118
  Shares issued upon reinvestment of dividends ...........................................          14,412,717           12,464,847
                                                                                                 -------------        -------------
                                                                                                   838,160,226          731,407,965
  Less payments for Shares redeemed ......................................................        (786,095,100)        (670,737,510)
                                                                                                 -------------        -------------
  Increase due to Capital Share transactions .............................................          52,065,126           60,670,455
Net assets at beginning of the year ......................................................         298,908,331          238,237,876
                                                                                                 -------------        -------------
Net assets at end of the year ............................................................       $ 350,973,457        $ 298,908,331
                                                                                                 =============        =============

                              FINANCIAL HIGHLIGHTS
(For a Share outstanding throughout each year)
                                                                      Year ended March 31,
                                                           1999            1998            1997           1996             1995
                                                    ---------------------------------------------------------------------------
Net asset value, beginning of year ..............   $      1.00     $      1.00     $      1.00     $     1.00      $      1.00

Income from investment operations:
  Net investment income .........................          0.04            0.04            0.04            0.05            0.04
  Less dividends from net investment income .....         (0.04)          (0.04)          (0.04)          (0.05)
                                                                                                                           (0.04)
                                                    -----------     -----------     -----------     -----------     -----------

Net asset value, end of year ....................   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                    ===========     ===========     ===========     ===========     ===========

Total return ....................................          4.82%           5.07%           4.80%           5.18%           4.24%(a)

Ratios and Supplementary Data
Net assets, end of year ($000's) ................       350,973         298,908         238,238         226,273         155,248
Ratio of total expenses to
  average net assets ............................          0.71%           0.72%           0.74%           0.79%           0.80%
Ratio of net investment income to
  average net assets ............................          4.70%           4.96%           4.70%           5.04%           4.16%

(a) The total return includes the effect of the capital contribution of $0.0011 per Share from Wayne Hummer Investments LLC. The return without the capital contribution would have been 4.12%.


                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1999
COMMERCIAL PAPER (70.13%)                       Value
                                              ---------
Banking (7.61%)
First Chicago Financial Corp.
  4.89% - 5.06%, 04/08/99 - 07/06/99        $14,516,963
 Northern Trust Corporation
  4.89% - 4.93%, 04/13/99 - 05/13/99         12,193,066
                                             ----------
                                             26,710,029
Business Finance (9.50%)
Ford Motor Credit Co.
  4.88%, 04/06/99                             3,773,477
General Electric Capital Corp.
  4.92% - 4.99%, 06/04/99 - 08/16/99          6,471,561
GE Credit Cap. Services of Puerto Rico, Inc.
  4.96% - 4.99%, 07/19/99 - 07/28/99          8,077,535
General Motors Acceptance Corp.
  4.87% - 4.88%, 04/20/99 - 04/23/99         13,888,882
National Rural Utilities
Cooperative Finance Corp.
  4.92%, 06/03/99                             1,138,337
                                             ----------
                                             33,349,792
Chemicals (8.82%)
DuPont (E.I.) de Nemours & Co.
  4.86% - 4.87%, 04/12/99 - 05/14/99         14,935,588
Nalco Chemical Company
  4.84% - 4.99%, 04/26/99 - 07/08/99         16,026,275
                                             ----------
                                             30,961,863
Electric and Gas Utilities (9.66%)
Florida Power Corp.
  4.92%, 04/06/99                             3,997,306
IPALCO Enterprises, Inc.
  4.87% - 4.93%, 04/05/99 - 04/23/99         16,774,596
LG&E Capital Corp.
  4.90% - 5.02%, 04/09/99 - 09/23/99         13,147,435
                                             ----------
                                             33,919,337
Insurance (3.30%)
Marsh & McLennan Companies
  4.85% - 4.92%, 04/08/99 - 04/29/99         11,575,226

Oil and Gas (7.34%)
Chevron Transport Corp.
  4.95% - 5.06%, 06/14/99 - 07/23/99         17,270,961
Equitable Resources Inc.
  4.92% - 4.93%, 04/20/99 - 04/27/99          8,474,993
                                             ----------
                                             25,745,954

                                                Value
                                              ---------

Personal Finance (9.98%)
American General Finance Corp.
  4.89%, 04/22/99                           $ 5,833,586
Associates Financial Services Co.
  of Puerto Rico
  4.94% - 4.96%, 05/04/99 - 06/24/99          8,632,711
Commercial Credit Co.
  4.90% - 4.95%, 04/14/99                    11,180,322
Commoloco, Inc.
  5.07%, 08/31/99                               979,311
Norwest Financial Inc.
  4.95%, 06/18/99                             8,411,047
                                             ----------
                                             35,036,977
Pharmaceuticals (2.56%)
Schering Corp.
  4.82% - 4.89%, 04/01/99 - 04/06/99          8,975,380

Telecommunications (1.71%)
BellSouth Telecommunications, Inc.            5,995,200
  4.87%, 04/07/99

Miscellaneous (9.65%)
Avnet Inc.
  4.89% - 4.94%, 04/21/99 - 05/13/99         16,945,649
Snap-On Inc.
  4.91%, 04/20/99                            10,971,959
Walt Disney Company
  4.88% - 5.07%, 04/15/99 - 10/06/99          5,941,669
                                             ----------
                                             33,859,277
                                             ----------
TOTAL COMMERCIAL PAPER                      246,129,035
                                            -----------

CORPORATE AND BANK NOTES (11.78%)
------------------------
Banking (5.22%)
LaSalle National Bank, Chicago, IL
  4.83% - 4.91%, 04/19/99 - 05/11/99         16,800,000
Morgan Guaranty Trust Co. of NY
  4.85%, 10/08/99                             1,506,795
                                             ----------
                                             18,306,795
Personal Finance (3.31%)
Associates Corp. of North America
  5.00% - 5.45%, 05/15/99 - 09/17/99          5,507,016
Norwest Financial Inc.
  5.05% - 5.09%, 08/01/99 - 11/19/99          6,130,688
                                             ----------
                                             11,637,704

                                                Value
                                              ---------

Telecommunications (0.86%)
AT&T Corporation
 5.74%, 05/01/99                            $ 1,997,819
BellSouth Telecommunications, Inc.
 4.96%, 02/01/00                              1,012,383
                                             ----------
                                              3,010,202
Miscellaneous (2.39%)
Consolidated Natural Gas Company
  5.80%, 06/01/99                               502,361
Duke Power Co.
  4.97% - 5.24%, 04/01/99 - 07/08/99          1,051,178
DuPont (E.I.) de Nemours & Co.
  5.79%, 06/11/99                             1,103,314
General Electric Capital Corp.
  5.00%, 05/05/99                               500,918
Merrill Lynch & Co., Inc.
  5.12%, 06/25/99                               701,854
Pitney Bowes Credit Corp.
  5.07% - 5.70%,  07/15/99                    2,959,900
Sara Lee Corporation
  4.99%, 09/20/99                             1,006,866
Wal-Mart Stores, Inc.
  5.08%, 10/01/99                               562,826
                                             ----------
                                              8,389,217
                                             ----------
TOTAL CORPORATE AND BANK NOTES               41,343,918
                                             ----------

US GOVERNMENT & AGENCIES (11.21%)
------------------------
Mortgage-Backed Securities (0.06%)
Federal Home Loan Mortgage Corporation
  5.75%, 07/01/99                               130,314
Federal National Mortgage Association
  5.85%, 08/01/99                                73,370
                                             ----------
                                                203,684
                                             ----------
Other (11.15%)
Federal Home Loan Banks
  4.82% - 5.65%, 04/07/99 - 03/08/00          7,634,381
Federal Home Loan Banks  (a)
  4.968%, 04/01/99                            1,000,000
Federal Home Loan Mortgage Corp.
  4.86% - 5.09%, 04/21/99 - 07/21/99         15,413,751
Federal National Mortgage Association
  4.84% - 4.99%, 05/21/99 - 12/09/99         11,047,257
Federal National Mortgage Association (a)
  4.51%, 04/06/99                             1,497,866

                                                Value
                                              ---------

Other (11.15%) (continued)
Student Loan Marketing Association  (a)
  5.08%- 5.25%, 04/06/99                    $ 2,500,000
Other
  4.64%, 02/03/00                                53,892
                                             ----------
                                             39,147,147
                                             ----------
TOTAL U.S. GOVERNMENT & AGENCIES             39,350,831
                                             ----------

Certificates of Deposit (5.98%)
Harris Trust and Savings Bank, Chicago, IL
  4.83% - 4.87%, 04/15/99 - 04/26/99         15,999,976
 Morgan Guaranty Trust Co. of NY
  4.86%, 7/20/1999                            5,000,000
                                             ----------
 TOTAL CERTIFICATES OF DEPOSIT               20,999,976
                                             ----------

Bankers Acceptance (0.60%)
Key Bank U.S.A., N.A.
  4.89%, 05/04/99                             2,090,760
                                             ----------

 TOTAL INVESTMENTS (99.70%)                 349,914,520
 CASH AND OTHER ASSETS,
 LESS LIABILITIES (0.30%)                     1,058,937
                                             ----------
 NET ASSETS (100.0%)                       $350,973,457
                                           ============


Notes to Portfolio of Investments:

Interest rates represent annualized yield to date of maturity. For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same. Likewise, carrying value approximates principal amounts.

(a) Short-term floating rate security. The rates shown are the current rates at March 31, 1999. The dates shown represent the next interest rate change date.

                See accompanying notes to financial statements.

                          Notes to Financial Statements

Organization:
   Wayne Hummer Money Fund Trust (the "Fund") is an open-end management investment company organized as a Massachusetts business trust. It commenced investment operations on April 2, 1982. The Fund may issue an unlimited number of full and fractional units of beneficial interest ("Shares") without par value in one or more series ("Portfolios"). At March 31, 1999, Shares of only one series were outstanding. The investment objective of the Fund is to maximize current income to the extent consistent with preservation of capital and maintenance of liquidity.

1. Significant Accounting Policies
   Security Valuation
   Investments are stated at value. The Fund utilizes the amortized cost method to determine value. In the event that a deviation of 1/2 of 1% or more exists between a Portfolio's $1.00 per Share net asset value and the net asset value as calculated by valuing the Portfolio securities based upon market quotations, if available, or otherwise based upon a matrix system approved by the Board of Trustees, or if there is any other deviation which the Fund believes would result in a material dilution to Shareholders or purchasers, the Board of Trustees of the Fund promptly will consider what action should be taken.

   Security Transactions and Investment Income
   Security transactions are accounted for on the trade date. Investment income is recorded on the accrual basis and includes amortization of premium and discount on investments.

   Use of Estimates
   The preparation of financial statements in conformity with generally accepted accounting principles might require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

2. Fund Share Valuation and Dividends to Shareholders
   Fund Shares are sold and redeemed on a continuous basis at net asset value. Net asset value per Share is determined on each day the New York Stock Exchange is open for trading as of the close of trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding. Dividends are declared daily and distributed monthly in the form of additional Shares at net asset value unless the Shareholder elects to have dividends paid in cash, in which case they are credited monthly to the Shareholder's brokerage account with Wayne Hummer Investments LLC.

3. Federal Income Taxes
   It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.

4. Transactions with Affiliates
   The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"), and a Distribution Agreement and a Shareholder Service Agreement with Wayne Hummer Investments LLC ("Distributor and Shareholder Service Agent"). The shareholders of the Investment Adviser are the Voting Members of the Distributor and Shareholder Service Agent. For advisory and management services and facilities furnished, the Fund pays fees on a declining annual basis ranging from .50 of 1% on the first $500 million of average daily net assets to .275 of 1% of average daily net assets in excess of $2.5 billion. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceed 1% of average daily net assets on an annual basis. During the year ended March 31, 1999, the Fund incurred management fees of $1,587,540.

   For portfolio accounting services, the Fund pays the Investment Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses. The Fund reimburses the Shareholder Service Agent for the approximate cost of processing Fund Share transactions and maintaining Shareholder accounts.

   Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of the Distributor and Shareholder Service Agent. During the year ended March 31, 1999, the Fund made no direct payments to its officers and incurred trustee fees for its unaffiliated trustees of $24,800.

                         REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Wayne Hummer Money Fund Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wayne Hummer Money Fund Trust as of March 31, 1999, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the fiscal years since 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wayne Hummer Money Fund Trust as of March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the periods then ended, and financial highlights for each of the fiscal years since 1995, in conformity with generally accepted accounting principles.


Ernst & Young LLP

Chicago, Illinois
April 26, 1999



BOARD OF TRUSTEES



Philip M. Burno
Chairman

Steven R. Becker
Charles V. Doherty
Joel D. Gingiss
Patrick B. Long
Eustace K. Shaw



This brochure must be preceded or accompanied by a current prospectus of the Wayne Hummer Money Fund Trust.



WH logo
Wayne Hummer Investmetns LLC


300 South Wacker
Chicago, Illinois
60606-6607

1.800.621.4477 (toll-free)
(312) 431.1700 (local)

200 E. Washington Street
Appleton, Wisconsin
54911-5468

1.800.678.0833 (toll-free)
(920) 734.1474 (local)
                                 www.whummer.com

WAYNE HUMMER MONEY FUND TRUST

                           Annual Financial Statements
                                 March 31, 1999
                                    (Audited)
WAYNE HUMMER
MONEY FUND TRUST
300 South Wacker Drive
Chicago, IL  60606-6607

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